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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 30, 2000


                 OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                     MARYLAND                                          0-25600                           52-1394232
  ----------------------------------------------               ------------------------              -------------------
  (State or other jurisdiction of incorporation)               (Commission File Number)                (IRS Employer
                                                                                                     Identification No.)

       7200 Wisconsin Avenue, 11th Floor
            Bethesda, Maryland 20814                                                        20814
    ----------------------------------------                                              ----------
    (Address of Principal Executive Offices)                                              (Zip Code)

                                                      (301) 654-3100
                                  ----------------------------------------------------
                                  (Registrant's telephone number, including area code)

                                                      Not Applicable
                             -------------------------------------------------------------
                             (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

         Attached is a press release issued by the Registrant on November 30, 2000. The press release is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)-(b) Not Applicable.

(c) Exhibits.

EXHIBIT NO.         DESCRIPTION

99.1                Press release issued by the Registrant on November 30, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OXFORD TAX EXEMPT FUND II
                                          LIMITED PARTNERSHIP


                                       By: Oxford Tax Exempt Fund II
                                           Corporation, as Managing General
                                           Partner of the Registrant

                                       By: /s/ Patrick J. Foye
                                           ------------------------
                                           Patrick J. Foye
                                           Executive Vice President


Date: November 30, 2000



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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
99.1                  Press Release, Dated November 30, 2000